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                                                                    EXHIBIT 99.3



     I, Scott S. Ingraham, do hereby consent to be named as a person to become a trust manager of Camden Property Trust in the Registration Statement in Form S-4 of Camden Property Trust to be filed with the Securities and Exchange Commission.



                                        /s/    SCOTT S. INGRAHAM
                                       ----------------------------
                                               SCOTT S. INGRAHAM



Dated: February 5, 1998